Exhibit 99.5


We consent to the incorporation by reference in Registration Statement No. 333-46954 of Covista Communications Inc. on Form S-3 and Registration Statement No.'s 33-64611, 333-79165, 333-72720, 333-82616, and 333-82620 of
Covista Communications, Inc. on Form S-8 of our report dated March 30, 2001 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the company's ability to continue as a going concern) on the financial statements of Capsule Communications Inc., incorporated by reference in this Current Report on Form 8-K/A of Covista Communications, Inc.


/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
April 22, 2002